UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2021

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2021 annual meeting of stockholders held on April 28, 2021, the following proposals were approved by the stockholders: (i) the election of ten (10) nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, and (iii) the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2021, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Katharine Armstrong	22,376,195	309,368	30,731	3,107,832
Walter J. Bishop	22,173,565	312,574	230,155	3,107,832
Carl Guardino	22,551,433	135,103	29,758	3,107,832
Mary Ann Hanley	22,510,849	174,027	31,418	3,107,832
Heather Hunt	22,437,500	245,466	33,328	3,107,832
Gregory P. Landis	22,452,715	235,613	27,966	3,107,832
Debra C. Man	22,349,901	134,368	232,025	3,107,832
Daniel B. More	22,333,724	350,549	32,021	3,107,832
Eric W. Thornburg	21,718,372	960,488	37,434	3,107,832
Carol P. Wallace	22,343,133	141,352	231,809	3,107,832

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
22,182,187	465,249	68,858	3,107,832

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
25,644,707	80,558	98,861	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: April 29, 2021	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer